UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 13, 2026
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As further described below, at a special meeting of stockholders held on August 13, 2026 (the “Special Meeting”), the stockholders of Nerdy Inc. (“the Company”) approved a proposal to authorize the Company’s Board of Directors, in its discretion following the Special Meeting, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock, at a ratio from any whole number between 1-for-5 and 1-for-15, inclusive, with such ratio to be determined at the discretion of our Board of Directors (the “Board”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.
On August 13, 2026, following the Special Meeting, the Company’s Board of Directors approved a reverse stock split of its Class A common stock and its Class B common stock (together, the ‘common stock”) at a ratio of 1-for-15 (the “Reverse Stock Split”).
On August 14, 2026, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend the Company’s amended and restated certificate of incorporation and effect the Reverse Stock Split. The Reverse Stock Split will become effective at 12:01 a.m., Eastern Time, on August 19, 2026.
As a result of the Reverse Stock Split, every 15 shares of the Company’s common stock issued or outstanding will be automatically reclassified into one new share of common stock without any action on the part of the holders. The Reverse Stock Split does not modify any rights or preferences of the shares of the Company’s common stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the Company’s equity incentive plans and certain existing agreements. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split does not affect the number of authorized shares of common stock or the par value of the common stock. Nerdy LLC will effect a corresponding reverse unit split of all outstanding Nerdy LLC units at the same ratio as the Reverse Stock Split, in accordance with its LLC Agreement.
No fractional shares will be issued in connection with the Reverse Stock Split. Any common stockholders who would have been entitled to receive fractional shares as a result of the reverse stock split will instead receive cash in lieu of such fractional shares.
The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
As reported in Item 5.03 above, on August 13, 2026, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on a proposal, which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 13, 2026. Only stockholders of record as of the close of business on July 9, 2026, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 190,772,334 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. The tabulation of the stockholder votes on each proposal brought before the Special Meeting is as follows:
Proposal 1. To approve amendments to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) and our Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and together with our Class A Common Stock, “Common Stock”), at a ratio from any whole number between 1-for-5 and 1-for-15, inclusive, with such ratio to be determined at the discretion of our Board of Directors (the “Board”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.
The voting results reported below are final.
Proposal 1 – Approval of Amendments to our Certificate of Incorporation to Effect a Reverse Stock Split
The approval of amendments to our Certificate of Incorporation to effect a reverse stock split. The results of the approval were as follows:

For	Against	Abstain
148,505,852	3,646,654	182,251

Item 8.01 Other Events.
On August 14, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward Looking Statements
All statements contained herein that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the expected increase in the per share closing price of our Class A Common Stock as a result of the reverse stock split, our expected regaining of compliance with the NYSE's continued listing standards, our strategic priorities, our growth, the sufficiency of our cash to fund future operations; and our anticipated full year 2026 outlook; as well as statements that include the words “expect,” “plan,” “believe,” “project,” “will” and “may,” and similar statements of a future or forward-looking nature. The forward-looking statements made herein relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. There are a significant number of factors that could cause actual results to differ materially from statements made herein or in connection herewith, including but not limited to, our offerings continue to evolve, which makes it difficult to predict our future financial and operating results; our level of indebtedness, which could adversely affect our financial condition; our operating activities may be restricted as a result of covenants related to our term loan and failure to comply with these covenants could have a material adverse effect on us; our history of net losses and negative operating cash flows, which could require us to need other sources of liquidity; risks associated with our ability to acquire and retain customers, operate, and scale up our Consumer business; risks associated with the implementation of our plan to wind down Varsity Tutors for Schools, including the timing and amount of expected exit costs, our ability to realize anticipated benefits, and the impact on our business and results of operations; risks associated with our intellectual property, including claims that we infringe on a third-party’s intellectual property rights; risks associated with our classification of some individuals and entities we contract with as independent contractors; risks associated with the liquidity and trading of our securities; risks associated with payments that we may be required to make under the tax receivable agreement; litigation, regulatory and reputational risks arising from the fact that many of our Learners are minors; changes in applicable law or regulation; the possibility of cyber-related incidents and their related impacts on our business and results of operations; risks associated with the development and use of artificial intelligence and related regulatory uncertainty; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and risks associated with managing our growth. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our filings with the SEC, including our Annual Report on Form 10-K filed on February 26, 2026, and our Quarterly Report on Form 10-Q filed on August 6, 2026, as well as other filings that we may make from time to time with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Nerdy Inc.

99.1	Press Release dated August 14, 2026.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: August 14, 2026	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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